UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   January 31, 2007

Western Goldfields, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

0-50894	38-3661016
(Commission File Number)	(IRS Employer Identification No.)

2 Bloor Street West, Suite 2102 , P.O. Box 110
Toronto, Ontario, Canada	M4W 3E2
(Address of Principal Executive Offices)	(Zip Code)

(416) 324 6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 31, 2007, Western Goldfields, Inc. (the “Company”) issued a press release attached hereto as Exhibit 99.1, which press release is incorporated by reference herein and furnished pursuant to Item 7.01 of Form 8-K.

The information in this Current Report on Form 8-K under this item 7.01, including the information set forth in Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Press Release of the Company issued on January 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2007	Western Goldfields, Inc.

By:	/s/ Brian Penny
Name:	Brian Penny
Title:	Chief Financial Officer